Exhibit 99.1

Supermicro Announces Second Quarter Fiscal Year 2026 Financial Results

SAN JOSE, Calif. -- February 3, 2026 -- (BUSINESS WIRE) -- Super Micro Computer, Inc. (NASDAQ: SMCI) (“Supermicro” or the “Company”), a Total IT Solution Provider for AI, Cloud, Storage, and 5G/Edge, today announced unaudited financial results for its second quarter of fiscal year 2026 ended December 31, 2025.

Second Quarter Fiscal Year 2026 Highlights

•Net sales of $12.7 billion versus $5.0 billion in Q1'26 and $5.7 billion in Q2'25

•Gross margin of 6.3% versus 9.3% in Q1'26 and 11.8% in Q2'25

•Net income of $401 million versus $168 million in Q1'26 and $321 million in Q2'25

•Diluted net income per common share of $0.60 versus $0.26 in Q1'26 and $0.51 in Q2'25

•Non-GAAP gross margin of 6.4% versus 11.9% in Q2'25

•Non-GAAP diluted net income per common share of $0.69 versus $0.59 in Q2'25

•Cash flow used in operations for Q2'26 of $24 million and capital expenditures and investments of $46 million

“With our leading AI server and storage technology foundation, strong customer engagements, and expanding global manufacturing footprint, we are scaling rapidly to support large AI and enterprise deployments while continuing to strengthen our operational and financial execution,” said Charles Liang, Founder, President and CEO of Supermicro. “Our DCBBS, Data Center Building Block Solutions, enable customers to scale faster, greener, and at lower cost, Supermicro is well positioned to capture the next wave of AI and IT infrastructure demand.”

As of December 31, 2025, total cash and cash equivalents was $4.1 billion and total bank debt and convertible notes were $4.9 billion.

Business Outlook

The Company expects net sales of at least $12.3 billion for the third quarter of fiscal year 2026 ending March 31, 2026, GAAP net income per diluted share of at least $0.52 and non-GAAP net income per diluted share of at least $0.60. The Company’s projections for GAAP and non-GAAP net income per diluted share assume a tax rate of approximately 19.6% and 20.2%, respectively, and a fully diluted share count of 684 million shares for GAAP and fully diluted share count of 699 million shares for non-GAAP. The outlook for the third quarter of fiscal year 2026 GAAP net income per diluted share includes approximately $62 million in expected stock-based compensation, net of related tax effects of $19 million that are excluded from non-GAAP net income per diluted share.

For fiscal year 2026, the Company expects net sales of at least $40.0 billion.

Conference Call and Webcast Information

Supermicro will present a live audio webcast of our conference call to review its second quarter of fiscal year 2026 financial results on Tuesday, February 3, 2026, at 5:00 p.m. ET / 2:00 p.m. PT. The webcast will be available at https://ir.supermicro.com.

A replay of the webcast will be available shortly after the call at the same website and will remain accessible for one year.

Forward Looking Statements and Other Disclosures

Statements contained in this press release that are not historical fact may be forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “may,” "plan,” “seek,” “should,” “will,” “would” “optimistic” or similar expressions and the negatives of those terms. Such forward looking statements may include statements regarding, among other things, guidance for the third quarter of fiscal year 2026 and updated full year fiscal 2026 guidance, expectations that additional customer commitments will be secured in the upcoming quarters of fiscal year 2026, meeting the Company's long-term targets and capitalizing on the growing market opportunity in the long-term, and our progressing leadership in DCBBS, DLC and AI technology. Such forward looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated, including: (i) our quarterly operating results may fluctuate, (ii) as we increasingly target larger customers and larger sales opportunities, our customer base may become more concentrated, our cost of sales may increase, our margins may be lower and our sales may become less predictable for a variety of reasons, many of which are not in our control, (iii) the average sales prices for our server solutions could decline if customers do not continue to purchase our latest generation products or additional components, and (iv) adverse economic conditions could affect our business, including, but not limited to, increased tariffs. Certain prior period amounts have been reclassified to conform to the current period presentation. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward looking statements are detailed in our filings with the Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in such filings, particularly in our Annual Report on Form 10-K for our fiscal year ended June 30, 2025.

About Super Micro Computer, Inc.

Supermicro (NASDAQ: SMCI) is a global leader in Application-Optimized Total IT Solutions. Founded and operating in San Jose, California, Supermicro is committed to delivering first-to-market innovation for Enterprise, Cloud, AI, and 5G Telco/Edge IT Infrastructure. We are a Total IT Solutions manufacturer with server, AI, storage, IoT, switch systems, software, and support services. Supermicro's motherboard, power, and chassis design expertise further enables our development and production, enabling next-generation innovation from cloud to edge for our global customers. Our products are designed and manufactured in-house (in the US, Taiwan, and the Netherlands), leveraging global operations for scale and efficiency and optimized to improve TCO and reduce environmental impact (Green Computing). The award-winning portfolio of Server Building Block Solutions® allows customers to optimize for their exact workload and application by selecting from a broad family of systems built from our flexible and reusable building blocks that support a comprehensive set of form factors, processors, memory, GPUs, storage, networking, power, and cooling solutions (air-conditioned, free air cooling or liquid cooling).

Supermicro, Server Building Block Solution, and We Keep IT Green are trademarks and/or registered trademarks of Super Micro Computer, Inc.

All other brands, names, and trademarks are the property of their respective owners.

Investor Relations Contact:
Nicole Noutsios
Stratos Advisors
email: ir@supermicro.com

Source: Super Micro Computer, Inc.

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
 (unaudited)

	December 31,	June 30,
	2025	2025
ASSETS
Current assets:
Cash and cash equivalents	$4,091,083	$5,169,911
Accounts receivable, net of allowance for credit losses	11,004,122	2,203,942
Inventories	10,595,448	4,680,375
Prepaid expenses and other current assets	433,944	247,426
Total current assets	26,124,597	12,301,654
Property, plant, and equipment, net	538,584	504,488
Deferred income taxes, net	655,367	607,416
Other assets	683,062	604,871
Total assets	$28,001,610	$14,018,429
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,753,207	$1,281,977
Accrued liabilities	548,179	565,637
Income taxes payable	118,700	53,381
Lines of credit and current portion of term loans	201,776	75,060
Deferred revenue	774,846	368,737
Total current liabilities	15,396,708	2,344,792
Deferred revenue, non-current	527,909	362,645
Term loans, non-current	21,437	37,415
Convertible notes	4,654,623	4,645,178
Other long-term liabilities	408,756	326,528
Total liabilities	21,009,433	7,716,558
Stockholders’ equity:
Common stock and additional paid-in capital	2,987,932	2,866,449
Accumulated other comprehensive income	695	705
Retained earnings	4,003,388	3,434,539
Total Super Micro Computer, Inc. stockholders’ equity	6,992,015	6,301,693
Non-controlling interest	162	178
Total stockholders’ equity	6,992,177	6,301,871
Total liabilities and stockholders’ equity	$28,001,610	$14,018,429

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
 (unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2025	2024	2025	2024
Net sales	$12,682,491	$5,677,962	$17,700,281	$11,615,218
Cost of sales	11,883,924	5,007,940	16,434,341	10,169,616
Gross profit	798,567	670,022	1,265,940	1,445,602
Operating expenses:
Research and development	180,761	158,229	354,075	290,472
Sales and marketing	73,078	79,568	121,006	148,422
General and administrative	70,430	63,601	134,305	128,885
Total operating expenses	324,269	301,398	609,386	567,779
Income from operations	474,298	368,624	656,554	877,823
Other income, net	225	4,183	96	3,409
Interest income	51,042	8,776	102,398	16,783
Interest expense	(25,358)	(6,535)	(50,289)	(23,889)
Income before income tax provision	500,207	375,048	708,759	874,126
Income tax provision	(99,151)	(56,969)	(139,312)	(131,701)
Share of (loss) gain from equity investee, net of taxes	(492)	2,517	(598)	2,498
Net income	$400,564	$320,596	$568,849	$744,923
Net income per common share (A):
Basic	$0.67	$0.54	$0.95	$1.26
Diluted	$0.60	$0.51	$0.86	$1.17
Weighted-average shares used in the calculation of net income per common share (A):
Basic	598,004	592,507	596,814	591,033
Diluted	693,989	636,047	674,068	637,597

(A) Reflects a ten-for-one stock split on September 30, 2024.

Stock-based compensation is included in the following cost and expense categories by period (in thousands):

	Three Months Ended December 31,		Six Months Ended December 31,
	2025	2024	2025	2024
Cost of sales	$6,803	$6,694	$13,878	$10,653
Research and development	59,542	50,809	116,975	87,336
Sales and marketing	10,324	9,559	21,424	17,322
General and administrative	13,816	15,060	27,347	30,825
Stock-based compensation expense, before taxes	$90,485	$82,122	$179,624	$146,136

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
 (unaudited)

	Six Months Ended December 31,
	2025	2024
OPERATING ACTIVITIES:
Net income	$568,849	$744,923
Reconciliation of net income to net cash (used in) provided by operating activities:
Depreciation and amortization	25,354	18,557
Amortization of right-of-use (“ROU”) assets	17,670	5,991
Amortization of debt discount and issuance costs	9,506	4,415
Inventory valuation adjustment write-down	169,100	34,032
Stock-based compensation expense	179,624	146,136
Impairment loss	13,747	—
Share of loss (gain) from equity investee	598	(2,498)
Unrealized foreign currency exchange loss (gain)	159	(300)
Deferred income taxes, net	(51,875)	(76,078)
Other non-cash income, net	(8,705)	(4,125)
Changes in operating assets and liabilities:
Accounts receivable, net	(8,792,828)	(319,374)
Inventories	(6,088,819)	699,613
Prepaid expenses and other assets	(58,855)	(398,769)
Accounts payable	12,466,768	(906,916)
Accrued liabilities	(39,661)	(59,654)
Income taxes payable	68,041	96,845
Deferred revenue	571,373	182,276
Other long-term liabilities	8,533	4,073
Net cash (used in) provided by operating activities	(941,421)	169,147
INVESTING ACTIVITIES:
Purchases of property, plant, and equipment	(53,491)	(71,836)
Investment in equity securities	(25,000)	—
Net cash used in investing activities	(78,491)	(71,836)
FINANCING ACTIVITIES:
Proceeds from lines of credit and term loans	238,800	1,306,777
Repayment of lines of credit and term loans	(123,391)	(1,574,059)
Payment of debt issuance costs	(9,785)	—
Proceeds from exercise of stock options	12,925	6,869
Payment for withholding taxes related to settlement of equity awards	(71,066)	(77,036)
Other	14	15
Net cash provided by (used in) financing activities	47,497	(337,434)
Effect of exchange rate fluctuations on cash	(6,161)	837
Net decrease in cash, cash equivalents and restricted cash	(978,576)	(239,286)
Cash, cash equivalents and restricted cash at the beginning of the period	5,172,301	1,670,273
Cash, cash equivalents and restricted cash at the end of the period	$4,193,725	$1,430,987

Supplemental disclosure of cash flow information:
Cash paid for interest	$40,470	$19,006
Cash paid for taxes, net of refunds	$90,574	$57,029

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
 (unaudited)

Non-cash investing and financing activities:
Unpaid property, plant, and equipment purchases	$17,131	$26,674
ROU assets obtained in exchange for operating lease commitments	$94,073	$18,472
Transfer of inventory to property, plant, and equipment, net	$4,646	$3,238

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
 (unaudited)

Use of Non-GAAP Financial Measures

To supplement its condensed consolidated financial results presented in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company uses non-GAAP measures that are adjusted for certain items from the most directly comparable GAAP measures. The specific non-GAAP measures presented below are: gross profit, gross margin; operating expenses; net income; net income per common share; diluted net income; diluted net income per common share, adjusted earnings before interest, taxes, depreciation, and amortization, (“Adjusted EBITDA”); and effective tax rate. Management believes these non-GAAP measures provide useful information to investors by offering a consistent basis for comparing the Company's performance across periods, excluding items that are not reflective of our core operating results. These non-GAAP measures are not prepared in accordance with GAAP or intended to be a replacement for GAAP financial data; and therefore, should be reviewed together with the GAAP measures and are not intended to serve as a substitute for results under GAAP, and may be different from non-GAAP measures used by other companies.

We exclude the following adjustments from our non-GAAP financial measures:

Non-GAAP Adjustments

•Stock-based compensation: Stock-based compensation relates primarily to our equity incentive awards. Stock-based compensation is a non-cash expense that is dependent on market forces that are difficult to predict. We believe that this adjustment for stock-based compensation provides investors with a basis to measure the company's core performance, including compared with the performance of other companies, without the period-to-period variability created by stock-based compensation.

•Adjusted EBITDA adjustments: When calculating Adjusted EBITDA, in addition to the adjustments described above, we exclude the impact of Interest expense, Income tax (provision) benefit, and Depreciation and amortization during the period.

Pursuant to the requirements of SEC Regulation G, please see the tables below for the reconciliations of GAAP to Non-GAAP measures. These should be read together with the preceding financial statements prepared in accordance with GAAP.

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
 (unaudited)

Reconciliation of GAAP Net Income to Adjusted EBITDA:

	Three Months Ended		Six Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
GAAP Net Income	$400,564	$320,596	$568,849	$744,923
Interest expense	25,358	6,535	50,289	23,889
Income tax provision	99,151	56,969	139,312	131,701
Depreciation and amortization	13,013	9,183	25,354	18,557
Stock-based compensation	90,485	82,122	179,624	146,136
Adjusted EBITDA	$628,571	$475,405	$963,428	$1,065,206

Adjusted EBITDA % of net sales	5.0%	8.4%	5.4%	9.2%

Reconciliation of GAAP to Non-GAAP Gross Margin:

	Three Months Ended		Six Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025		December 31, 2024
GAAP Gross Profit	$798,567	$670,022	$1,265,940		$1,445,602
Stock-based compensation	6,803	6,694	13,878		10,653
Non-GAAP Gross Profit	$805,370	$676,716	$1,279,818		$1,456,255

GAAP gross margin (%)	6.3%	11.8%	7.2%		12.4%
Stock-based compensation (%)	0.1%	0.1%	—%	*	0.1%
Non-GAAP gross margin (%)	6.4%	11.9%	7.2%		12.5%

*Represents an amount less than 0.1%.

Reconciliation of GAAP to Non-GAAP Operating Expenses:

	Three Months Ended		Six Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
GAAP Operating Expenses	$324,269	$301,398	$609,386	$567,779
Adjustments to operating expenses
GAAP R&D operating expenses	180,761	158,229	354,075	290,472
Stock-based compensation	(59,542)	(50,809)	(116,975)	(87,336)
Non-GAAP R&D operating expenses	121,219	107,420	237,100	203,136

GAAP S&M operating expenses	73,078	79,568	121,006	148,422
Stock-based compensation	(10,324)	(9,559)	(21,424)	(17,322)
Non-GAAP S&M operating expenses	62,754	70,009	99,582	131,100

GAAP G&A operating expenses	70,430	63,601	134,305	128,885
Stock-based compensation	(13,816)	(15,060)	(27,347)	(30,825)
Non-GAAP G&A operating expenses	56,614	48,541	106,958	98,060

Non-GAAP Operating Expenses	$240,587	$225,970	$443,640	$432,296

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
 (unaudited)

Reconciliation of GAAP to Non-GAAP Net Income:

	Three Months Ended		Six Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
GAAP Net Income - basic	$400,564	$320,596	$568,849	$744,923
Adjustments related to stock-based compensation:
Cost of sales	6,803	6,694	13,878	10,653
Operating expenses	83,682	75,428	165,746	135,483
Total adjustments to GAAP income before income tax provision	90,485	82,122	179,624	146,136
Income tax effect of non-GAAP adjustments	(22,459)	(19,136)	(41,660)	(35,009)
Non-GAAP net income - basic	$468,590	$383,582	$706,813	$856,050

GAAP net income - basic	$400,564	$320,596	$568,849	$744,923
Convertible notes interest charge, net of tax	17,888	1,110	10,986	3,859
GAAP net income - diluted	$418,452	$321,706	$579,835	$748,782

Non-GAAP net income - basic	$468,590	$383,582	$706,813	$856,050
Convertible notes interest charge, net of tax	17,888	1,110	10,986	3,859
Non-GAAP net income - diluted	$486,478	$384,692	$717,799	$859,909

Weighted-average shares used in the calculation of net income per common share:

Basic - GAAP	598,004	592,507	596,814	591,033
Basic - Non-GAAP	598,004	592,507	596,814	591,033

Diluted - GAAP	693,989	636,047	674,068	637,597
Non-GAAP adjustment	15,126	10,624	14,259	9,777
Diluted - Non-GAAP	709,115	646,671	688,327	647,374

Reconciliation of GAAP to Non-GAAP EPS:

	Three Months Ended		Six Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
GAAP Net Income per common share - basic	$0.67	$0.54	$0.95	$1.26
Adjustments to GAAP:
Stock-based compensation	0.15	0.14	0.30	0.25
Income tax	(0.04)	(0.03)	(0.07)	(0.06)
Non-GAAP Net Income per common share - basic	$0.78	$0.65	$1.18	$1.45

GAAP net income per common share - diluted	$0.60	$0.51	$0.86	$1.17
Adjustments to GAAP:
Stock-based compensation	0.13	0.12	0.25	0.22
Income tax	(0.04)	(0.04)	(0.07)	(0.06)
Non-GAAP Net Income per common share – diluted	$0.69	$0.59	$1.04	$1.33

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
 (unaudited)

GAAP to Non-GAAP Effective Tax Rate:

	Three Months Ended		Six Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
GAAP effective tax rate	19.8%	15.2%	19.7%	15.1%
Total adjustments to GAAP provision to income tax	0.8%	1.4%	0.7%	1.2%
Non-GAAP effective tax rate	20.6%	16.6%	20.4%	16.3%